Exhibit 10.30

AMENDMENT NO. 1 TO
GUARANTEE AND SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of January 18, 2013 (this “Amendment”) to the Guarantee and Security Agreement,  dated as of November 25, 2009  (the “Existing Security Agreement”) among Cloud Peak Energy Resources LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Existing Security Agreement as amended by this Amendment (as so amended, the “Security Agreement”).

RECITALS:

The Borrower has requested certain amendments to the Existing Security Agreement on behalf of itself and the other Loan Parties, and the other parties hereto are willing, on and subject to the terms and conditions set forth herein, to effect such amendments.

Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendment To Excluded Property Proviso.   Section 3(a) of the first proviso to Existing Security Agreement is hereby amended by (1) deleting the word “and” at the end of clause (F); and (2) adding the following as new clause (H) after existing clause (G):

“; and (H) assets that are subject to Liens that are referred to in Section 6.02(v) of the Credit Agreement securing Debt that is referred to in clauses (A) or (B) of Section 6.01(viii) of the Credit Agreement”

SECTION 2.   Amendment To Commodity Account Provisions.   (a)  Section 1 of the Existing Security Agreement is hereby amended by revising the definition of Commodity Account Control Agreement to read in full as follows:

“‘Commodity Account Control Agreement’ means, with respect to any Commodity Account as to which a Grantor is the Commodity Customer, (i) an agreement in substantially the form of Exhibit I hereto (with any changes that the Administrative Agent shall approve in its reasonable discretion) by such Grantor, the Administrative Agent and the relevant Commodity Intermediary that the Commodity Intermediary will apply any value distributed on account of the Commodity Contracts carried in such Commodity Account as directed by the Administrative Agent without further consent by such Grantor or (ii) if required by the relevant Commodity Intermediary, an agreement in a form agreed between such Grantor and the Commodity Intermediary providing for a first priority security interest in favor of the Commodity Intermediary in such Commodity Account and any commodity contracts and cash or other investments held in such account as margin deposit or otherwise (such cash or other investments, collectively, “Deposits”), provided that (x) any such agreement under clause (ii) shall include an express acknowledgement of the residual security interest under this Agreement in favor of the Administrative Agent on behalf of Secured Parties and (y) the aggregate amount of Deposits in all such Commodity Accounts governed by agreements under clause (ii) shall at no time exceed $25,000,000.”

(b)  Section 1 of the Existing Security Agreement is further amended by adding the following new definitions in appropriate alphabetical order to read in full as follows:

“‘Agent-Controlled Commodity Account Control Agreement’ means a Commodity Account Control Agreement referred to in clause (i) of the definition thereof.

‘Released Accounts’ means each of the following at Wells Fargo Bank, National Association: Cloud Peak Energy Resources LLC Account Number 4121956205 (Deposit Account); Cloud Peak Energy Logistics LLC Account Number 4123113250 (Deposit Account); and Cloud Peak Energy Resources LLC Account Number 410401  (Lockbox).”

(c)  Section 8 of the Existing Security Agreement is amended by: (i) in clause (d) thereof, revising the parenthetical “(which shall enter into the same)” to read “(which, in the case of an Agent-Controlled Commodity Account Control Agreement, shall enter into the same)” and (ii) in clause (h)(ii) thereof, adding the phrase “subject to an Agent-Controlled Commodity Account Control Agreement” immediately after the words “Commodity Account” where they appear therein.

SECTION 3.   Amendment To Release of Collateral Provisions.   Section 21 of the Existing Security Agreement is hereby amended as follows:

(a)                                  Subsection (a) of Section 21 is hereby amended and restated in its entirety to read as follows:

“(a) At the time the Secured Guarantee of a Guarantor is released pursuant to Section 2(c), (i) the Transaction Liens granted by such Guarantor automatically shall terminate and (ii) all Transaction Liens on the Equity Interests of such Guarantor automatically shall terminate.”

(b)                                 The following is added after subsection (a) of Section 21 as a new subsection (b):

“(b) At the time (i) any Receivable and property related to such Receivable is sold, pledged or otherwise Disposed of by the Borrower or any Restricted Subsidiary to a Securitization Subsidiary in connection with a transaction permitted by Section 6.05(f) of the Credit Agreement the Transaction Liens on such Receivable and such related property and the Released Accounts automatically shall terminate and (ii) any other properties or assets of the Borrower or any Guarantor are disposed of in a transaction that is permitted by subsections (a), (d), (e) or (g) of Section 6.05 of the Credit Agreement, the Transaction Liens on the properties or assets so disposed of automatically shall terminate.”

(c)                                  Existing subsection (b) of Section 21 hereby is relabeled as subsection (c) of Section 21 and amended and restated in its entirety to read as follows:

“(c) The Transaction Liens granted by the Borrower and any Guarantor automatically shall terminate when all of the Release Conditions are satisfied.”

(d)                                 Existing subsections (c) and (d) of Section 21 hereby are relabeled as subsections (d) and (e).

SECTION 4.  Reaffirmation.  It is the intention of each of the parties hereto (including each Guarantor) that the Existing Security Agreement be amended hereby so as to preserve the perfection and priority of all security interests, and the guaranty thereof,  created by the Existing Security Agreement.  Accordingly, each Credit Party hereby confirms that the Security Agreement and all Collateral encumbered hereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with terms hereof, the payment and performance of the Secured Obligations.

SECTION 5.  Effect of Amendment.   (a)  Except as expressly set forth herein or in the Security Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Security Agreement or any other provision of the Existing Security Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Security Agreement, the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On and after the Amendment Effective Date, each reference in the Existing Security Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Security Agreement” in any other Loan Document shall be deemed a reference to the Security Agreement as amended by this Amendment.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7.   Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or pdf by email will be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.  Headings.  Section headings herein are included for convenience of reference only and are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 9.  Severability.  If any provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (ii) the other provisions of this Amendment shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

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CLOUD PEAK ENERGY RESOURCES LLC, as Borrower

By:	/s/ Michael Barrett
Name:
Title:

ANTELOPE COAL LLC
CABALLO ROJO LLC
CABALLO ROJO HOLDINGS LLC
CLOUD PEAK ENERGY SERVICES COMPANY
CLOUD PEAK ENERGY FINANCE CORP.
CLOUD PEAK ENERGY LOGISTICS LLC
CORDERO MINING LLC
CORDERO MINING HOLDINGS LLC
CORDERO OIL AND GAS LLC
KENNECOTT COAL SALES LLC
NERCO LLC
NERCO COAL LLC
NERCO COAL SALES LLC
PROSPECT LAND AND DEVELOPMENT LLC
RESOURCE DEVELOPMENT LLC
SEQUATCHIE VALLEY COAL CORPORATION
SPRING CREEK COAL LLC
WESTERN MINERALS LLC,
ARROWHEAD I LLC,
ARROWHEAD II LLC,
ARROWHEAD III LLC,
YOUNGS CREEK HOLDINGS I LLC,
YOUNGS CREEK HOLDINGS II LLC,
YOUNGS CREEK MINING COMPANY, LLC,
as Guarantors

By:	/s/ Michael Barrett
Name:
Title:

[Signature page to Security Agreement Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	VP

[Signature page to Security Agreement Amendment]